Exhibit 10.15

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE TEMPUS AI, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO TEMPUS AI, INC. IF PUBLICLY DISCLOSED.

Amended and Restated Master Agreement

This Amended and Restated Master Agreement (the “Agreement”) is entered into by and between Tempus AI, Inc. (on behalf of itself and its affiliates, “Tempus”), and Pathos AI, Inc. (“Client” or “Pathos”). Tempus and Pathos are each individually a “Party” and are collectively the “Parties.”

Background

Tempus is a technology company dedicated to advancing precision medicine through its proprietary products and services. Pathos would like to use Tempus’ technology and data as further described in this Agreement. Tempus and Pathos entered into that certain Master Agreement dated as of August 19, 2021 (such date, the “Effective Date”), under which Pathos obtained rights to use Tempus’ technology and data as further described therein (as amended, the “Original Agreement”). Tempus and Pathos subsequently entered into an amendment to that Original Agreement (referred to herein as the “First Amendment”).

The Parties would now like to amend and restate the Original Agreement in its entirety pursuant to this Agreement, to extend its Initial Term and make other modifications, which will be effective upon the later date of signature below (the “Amendment Effective Date”).

Agreement

In consideration of the mutual promises described below, the Parties agree as follows:

1.

General. During the Term, Tempus may provide “Services” and “Deliverables,” each to the extent expressly identified in an Exhibit or fully executed Order Form under this Agreement. Tempus may also grant Client a license to certain “Licensed Data” or “Software,” also to the extent included in an Exhibit or a fully executed “Order Form.” The activities contemplated as of the date of this Agreement are described in the attached Exhibit(s), which may be supplemented by the Parties from time to time. Tempus will perform all Services in a professional and workmanlike manner using personnel appropriately skilled in the art of the requested Services.

2.

Fees. Client agrees to pay Tempus all fees listed in the applicable Exhibit or Order Form. Invoices under this Agreement are due and payable by Client within thirty (30) days of the invoice date. Interest will apply to any undisputed, overdue invoices at a rate of the lesser of (a) 1.0% per month, and (b) the highest rate permitted by applicable law. Client is responsible for payment of any taxes arising out of or related to this Agreement.

3.

Insurance. During the Term, each Party will maintain the following insurance at its own expense: (i) commercial general liability insurance with limits not less than $1 million per occurrence and $3 million annual aggregate; (ii) professional liability/errors and omissions insurance with limits not less than $1 million per occurrence and $2 million annual aggregate; and (iii) workers’ compensation insurance at statutory limits (minimum $500,000). The insurance required above may be maintained through umbrella and/or self-insurance.

4.

Research Use Only. Client agrees that unless otherwise specified in the applicable Exhibit or Order Form, information provided by Tempus under this Agreement is for research use only. Client also agrees that: (a) Tempus does not recommend, endorse, or make any representation about the efficacy or appropriateness of any therapy, procedure, or treatment described in any report or information made available by Tempus; (b) if reports and information provided by Tempus are reviewed by a treating clinician, that clinician (and not Tempus) is responsible for decisions regarding patient care; and (c) Client is solely responsible for its use of reports and information made available by Tempus. All information and reports provided by Tempus are subject to any notes, explanations, limitations, and disclaimers included therein.

5.

Client’s Policies. Because Client is in the best position to interpret and apply its requirements and those of its affiliates, Client agrees that Client is solely responsible for complying with all such policies, rules, guidelines, and similar requirements, including, where applicable, requirements that govern research subject consent; the collection, processing, transfer, analysis, use, and storage of research subject specimens and data; and laws and regulations that apply to Client or its affiliates (collectively, “Client Requirements”). Client will only provide specimens and data to Tempus to the extent such transfer, and Tempus’ use of the specimens and data in accordance with this Agreement, complies with Client Requirements. Tempus disclaims any responsibility and liability for any breach of Client Requirements.

6.	Privacy, Confidentiality, and Intellectual Property.

a.

Privacy. If Client provides Tempus with protected health information (as defined in the Health Insurance Portability and Accountability Act of 1996 and its implementing regulations (“HIPAA”)) (“PHI”) under this Agreement, the Parties will enter into a business associate agreement, which will be deemed incorporated into this Agreement.

b.

Non-disclosure. Any non-public information provided by a Party (the “Disclosing Party”) to the other Party (the “Receiving Party”) in connection with this Agreement, including specific terms and pricing, is the Disclosing Party’s “Confidential Information.” During the Term and the subsequent three (3) year period, the Receiving Party will maintain all Confidential Information in confidence and use it only as reasonably necessary to perform its obligations and exercise its rights under this Agreement. Confidential Information excludes information that (i) is publicly available through no fault of the Receiving Party or anyone to whom the Receiving Party made such information available; (ii) was lawfully obtained by the Receiving Party on a non-confidential basis from a third party; (iii) the Receiving Party can conclusively demonstrate was legally in its possession before the Disclosing Party provided it to the Receiving Party; or (iv) was independently developed by the Receiving Party or on its behalf without the use of any information provided to the Receiving Party by the Disclosing Party. In addition and notwithstanding anything to the contrary, the De-Identified Data (defined below) and any aggregated or otherwise de-identified data stored in Tempus’ technology platform is not Client’s Confidential Information under this Agreement.

c.

Intellectual Property. Except to the extent expressly stated otherwise, this Agreement does not grant either Party a license to or any right in the other Party’s intellectual property. Without limiting the generality of the foregoing, Tempus reserves all rights in Tempus Materials, during the Term and otherwise. “Tempus Materials” means any data, technology, software, formulas, techniques or know-how and other tangible and intangible items that are owned or created by Tempus, and “Pathos Materials” means any data, technology, software, formulas, techniques or know-how and other tangible and intangible items that are owned or created by Pathos. Tempus will be and remain, at all times, the sole owner of the Tempus Materials, including any replacements, improvements, updates, enhancements, derivative works, and other modifications to the same. Pathos will be and remain, at all times, the sole owner of the Pathos Materials, including any replacements, improvements, updates, enhancements, derivative works, and other modifications to the same.

Pathos will also own its copy of items provided under this Agreement that are expressly described as Deliverables in the applicable Exhibit or Order Form. For clarification, Licensed Data shall be considered Tempus Materials and never a Deliverable. Tempus Materials shall not include End User Generated Results, as defined in Exhibit 1, or other any other Pathos Materials.

d.

Data. In service of Tempus’ mission to advance precision medicine, Tempus makes use of de-identified data to facilitate innovation in therapies and patient care and to continuously improve its technology, computational and predictive models, and other products and services. Accordingly, except as stated otherwise in an Exhibit or Order Form, Tempus may retain a de-identified copy of all Deliverables generated by and clinical data made available to Tempus under this Agreement (collectively, the “De-Identified Data”). To the extent necessary, Tempus will de-identify such data in accordance with HIPAA, and for purposes of this Agreement, genomic sequencing data without other identifiers is not considered identifiable. Tempus owns the De-Identified Data and may use and share it for any purposes permitted under applicable law.

7.	Indemnification.

a.

Mutual. Each Party will defend, indemnify, and hold harmless the other Party, its board, officers, employees, suppliers, agents, successors, and assigns from and against any costs, losses, damages, liabilities, expenses, demands and judgments, including court costs and attorney fees (collectively, “Losses”) that arise out of a third party claim based on the negligent acts or willful misconduct of the indemnifying Party’s employees or agents that directly cause bodily injury or tangible property damage, if the injury or damage directly arises out of performance of this Agreement.

b.

By Tempus. Tempus will defend, indemnify, and hold Client, its board, officers, employees, suppliers, agents, successors, and assigns harmless from and against any Losses that arise out of a third party claim alleging that the Tempus Materials used in providing the Services or any Software or Deliverable directly infringes a copyright, a U.S. patent issued as of the Effective Date, or any third party trademark. Tempus’ obligations under this Subsection are Client’s sole and exclusive remedy and Tempus’ sole obligation for any alleged infringement of intellectual property. Tempus does not have any obligations under this Subsection for claims of infringement or misappropriation based upon or arising out of: (i) any Deliverable, Software, or Tempus Materials modified without Tempus’ approval; (ii) the use of any Deliverable, Software, or Tempus Materials in combination with materials not provided by Tempus; or (iii) the use of any Deliverable, Software, or Tempus Materials other than as permitted under this Agreement.

c.

By Client. Client will defend, indemnify, and hold Tempus, its directors, officers, employees, suppliers, agents, successors, and assigns harmless from and against any Losses that arise out of a third party claim regarding its use of any Services, Software, Licensed Data, or Deliverables.

d.

Process. The indemnification obligations in this Section are subject to the “Indemnified Party”: (i) giving prompt notice to the “Indemnifying Party” of the claim for which indemnification is sought; (ii) reasonably cooperating in its defense; and (iii) granting the Indemnifying Party control over its defense and settlement. Any delay in notice will only excuse the Indemnifying Party’s obligations under this Section to the extent its defense of the claim is adversely affected. The Indemnifying Party will not agree to any finding of fault, action, or forbearance by the Indemnified Party without its advance written consent.

8.

Limitations. UNDER NO CIRCUMSTANCES WILL EITHER PARTY BE LIABLE FOR ANY SPECIAL, INCIDENTAL, EXEMPLARY, CONSEQUENTIAL, PUNITIVE, OR OTHER INDIRECT DAMAGES SUFFERED BY THE OTHER OR ANY OTHER PERSON ARISING

FROM OR RELATED TO THIS AGREEMENT OR ANY SERVICES OR ACTIVITIES HEREUNDER, REGARDLESS OF WHETHER THE PARTY WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR THEY WERE OTHERWISE FORESEEABLE. IN ADDITION, UNDER NO CIRCUMSTANCES WILL TEMPUS BE LIABLE FOR ANY INDIVIDUAL CLAIM, OR IN THE AGGREGATE FOR ALL CLAIMS, FOR ANY AMOUNT IN EXCESS OF THE GREATER OF THE FEES PAID BY CLIENT TO TEMPUS UNDER THIS AGREEMENT IN THE TWELVE (12) MONTHS PRECEDING THE CLAIM OR ONE HUNDRED THOUSAND DOLLARS ($100,000). THE LIMITATIONS SET FORTH IN THIS SECTION DO NOT APPLY TO EITHER PARTY’S PAYMENT OR INDEMNIFICATION OBLIGATIONS. TEMPUS DISCLAIMS ALL WARRANTIES AND REPRESENTATIONS NOT EXPRESSLY SET FORTH IN THIS AGREEMENT.

9.	Term and Termination.

a.

Term. This Agreement is effective as of the Effective Date and will continue for five (5) years following the Amendment Effective Date (the “Initial Term”). Thereafter, the Agreement will renew for an additional five (5) year term (the “Renewal Term”) until terminated in accordance with this Section. The Initial Term and the Renewal Term, if any, are the “Term.” Sections 4 through 10 will survive termination of this Agreement.

b.

Termination. Either Party may terminate this Agreement if the other has committed a material breach that is not cured to the reasonable satisfaction of the non-breaching Party within thirty (30) days of receipt of written notice from the non-breaching Party. In addition, after the initial 5 year Term, either Party may terminate this Agreement at any time by providing at least one-hundred eighty (180) days written notice to the other Party, however, such termination will not apply to any ongoing Order Form(s) unless otherwise mutually agreed by the Parties, and applicable terms of the Agreement will survive until the surviving Order Form(s) are completed or terminated.

c.

Regulatory Changes. If either Party (the “Noticing Party”) determines in good faith that a change in applicable law or regulation, or a change in how a current law or regulation is interpreted, (i) makes any part of this Agreement illegal or unenforceable, or (ii) materially changes the economic benefit or cost of performing this Agreement, then the Noticing Party will provide the other Party with a proposed amendment to this Agreement to address such change. The Parties will negotiate such amendment in good faith. If the Parties are unable to reach agreement within thirty (30) days of the initial notice, this Agreement will terminate. No liability will accrue to either Party for failure to perform under this Agreement during the period between notice under this Subsection and any amendment to or termination of this Agreement.

d.

Termination Upon Bankruptcy, Insolvency and the Like. Subject to applicable bankruptcy and insolvency laws, if either party (i) ceases the active conduct of business; (ii) voluntarily becomes subject to a bankruptcy or insolvency proceeding under federal or state statute; (iii) has filed against it an involuntary petition for bankruptcy that is not dismissed within sixty (60) days of filing; (iv) becomes insolvent or subject to direct control by a trustee, receiver, or similar authority; or (v) winds up or liquidates its business, voluntarily or otherwise, then the other party may, at its sole option, terminate this Agreement immediately upon written notice to the first party.

10.	Miscellaneous.

a.

Governing Law and Disputes. This Agreement will be governed exclusively by the laws of Illinois, without regard to its conflict of law principles. The parties consent to exclusive jurisdiction and venue of the federal and state courts in Cook County, Illinois. The Parties will use good faith efforts to work together to resolve any disputes related to this Agreement, using mutually escalating discussions as needed.

b.

Force Majeure. Neither Party will be liable for any failure or delay of performance to the extent resulting from a cause outside of its reasonable control, such as natural disaster, strike, fire, pandemic, governmental action, terrorism, or war.

c.

Anti-Corruption. Neither Party has received or been offered any illegal or improper payment, bribe, kickback, gift, or other item of value from an employee or agent of the other Party in connection with this Agreement. The Parties intend for their relationship and interactions under this Agreement to comply with the following: (i) the federal anti-kickback statute (42 U.S.C. § 1320a-7b(b)) and the associated safe harbor regulations; and (ii) the limitation on certain physician referrals (Stark Law) (42 U.S.C. § 1395nn). Accordingly, no part of any remuneration provided under this Agreement or any other agreement between the Parties is a prohibited payment in exchange for recommending or arranging for the referral of business or the ordering of items or services, or otherwise intended to induce illegal referrals of business.

d.

Exclusion and Debarment. As of the date of this Agreement and to the best of Tempus’ knowledge, neither Tempus nor any Tempus personnel providing Services under this Agreement: (i) have been the subject of a debarment proceeding under 21 U.S.C. § 335a; (ii) are excluded from participation in Medicare, Medicaid, or any other federal or state health care program; or (iii) are the subject of any government investigation that could result in such debarment or exclusion. If Tempus becomes aware of such an event during the Term with respect to Tempus personnel, it will promptly terminate its relationship with the affected personnel or remove them from providing Services to Client. If Tempus becomes aware of such an event with respect to itself during the Term, it will promptly inform Client, and Client may immediately terminate this Agreement.

e.

Notice. Notice required under this Agreement will be in writing, delivered to the address for each Party listed above, and clearly identifiable as a legal notice. Client will designate its billing contact and invoice address, and any subsequent changes to such information, by email to billing@Tempus.com. All notices to Tempus should be sent to legal@tempus.com.

f.

Binding Effect; Assignment. This Agreement is binding upon, and will inure to the benefit of, the successors and permitted assigns of the Parties. Either Party may assign its rights and responsibilities under this Agreement to any of its affiliates or in connection with a merger, acquisition, corporate reorganization or sale of all or substantially all of its assets, provided that the assignee agrees in writing to be bound by the terms of this Agreement, and also provided that Client may not assign this Agreement if the assignee is a Top 20 pharmaceutical company based on annual revenue for the trailing 12 months prior to assignment without the prior written consent of Tempus, not to be withheld absent a reasonable determination by Tempus that the assignment would materially and adversely impact Tempus (e.g., by creating a conflict between this Agreement and Tempus’ contractual obligations to its other clients). If Tempus determines it is not able to consent to the assignment, Tempus will promptly propose an amendment to this Agreement making the minimum changes necessary to address such concern, and the Parties will work expediently and in good faith to reach agreement on terms that will allow the assignment to proceed. It is the intent of the Parties that the terms of this Agreement will remain at all times consistent with Tempus’ obligations to its other clients (e.g., with respect to most favored nations pricing commitments). A company that operates as an independent entity owned or controlled by a Top 20 pharmaceutical company (i.e., where the entity internally retains day-to-day discretion over its own management, policies, and purchasing decisions, and the equity of the Top 20 pharmaceutical company is not used to acquire Pathos) will not constitute a Top 20 pharmaceutical company for purposes of this Subsection, however, in such instance the Top 20 pharmaceutical company that owns or controls the assignee will not constitute an “Affiliate” for purposes of Exhibit 1.

g.

Subcontracting. Tempus may subcontract certain of its rights and obligations under this Agreement. Any Tempus subcontractor is subject to the terms of this Agreement that would otherwise apply to Tempus, and Tempus is responsible for the acts and omissions of its subcontractor to the same extent as it is responsible for its own acts and omissions.

h.

Use of Name and Marks. To the extent legally required and subject to redaction of information that is not required to be disclosed (e.g., detailed pricing), each Party has the right to make public statements regarding the existence of this Agreement and an accurate description of the Services without the consent of the other Party. Neither Party may use the other Party’s name or marks for any other purpose without the other Party’s advance written consent. Any approved use of the other Party’s logo must be in the approved form and subject to any usage guidelines provided by the other Party.

i.

Relationship of the Parties. The Parties are independent contractors. This Agreement does not create a partnership, franchise, joint venture, agency, fiduciary, or employment relationship between the Parties.

j.

Entire Agreement; Amendments and Waivers. This Agreement, which includes all Exhibits and fully executed Order Forms and amendments, is the entire understanding between the Parties on its subject matter and supersedes all prior or contemporaneous discussions, representations, and agreements, oral or written, between the Parties. Tempus accepts Client’s purchase orders for convenience only, and the terms of any purchase order do not bind Tempus. There are no third party beneficiaries to this Agreement. If any provision in this Agreement is held invalid or unenforceable, the remainder of the Agreement will remain enforceable to the fullest extent permitted by law, so long as such change does not materially change the cost or benefit of the Agreement to a Party. Any term or provision of this Agreement may be amended, and the observance of any term of this Agreement may be waived, only by a writing signed by the Parties. Failure to enforce any term of this Agreement is not a waiver. The terms of any Exhibit or fully executed Order Form will supersede the body of this Agreement to the extent necessary to address a direct conflict.

k.	Counterparts. This Agreement may be executed in any number of counterparts, each of which is deemed an original and all of which taken together constitute the Agreement.

Pathos AI, Inc.		Tempus AI, Inc.

Name:	Matt De Silva	Name:	Ryan Bartolucci
Title:	Chief Operating Officer	Title:	CAO
Date:	12-Feb-2024	Date:	05-Feb-2024

Exhibit 1

Licensed Data Terms

1.	Definitions.

a.

“Affiliate” means a legal entity that is controlled by or under common control with the Party, where “control” means possession, directly or indirectly, of the power to direct the Party’s management or policies, whether through the ownership of voting securities, by contract, or otherwise.

b.	“Analytical Services Results” means Results created by Tempus pursuant to a Licensed Data Order Form.

c.	“Authorized Users” means employees or contractors of Client or Client’s Affiliates, provided that each user will be a named individual who is subject to all applicable terms of this Agreement.

d.	“Covered Recipient” means a physician licensed to practice in the U.S. or a U.S. teaching hospital.

e.	“End User Generated Results” means Results created by Client based, in whole or in part, on Licensed Data.

f.

“Licensed Data” means a subset or cohort of Tempus’s proprietary database of de-identified clinical and molecular data that is transferred from Tempus to Pathos pursuant to the terms and conditions set forth herein, including Downloaded Data, as defined below in this Exhibit.

g.

“License Term” means (i) with respect to Downloaded Data, the Evaluation Period, and (ii) with respect to other Licensed Data licensed pursuant to Sections 4(c)-(d) of this Exhibit, the duration of time listed in an Order Form during which Client maintains a license to such other Licensed Data.

h.

“Payment or Transfer of Value” means a payment or transfer of value as defined in the U.S. Physician Payment Sunshine Act (42 USC § 1320a-7h(e)) and implementing regulations (42 CFR § 403.900 et seq.).

i.

“Permitted Uses” means any use allowed under applicable law that is for Client’s or its Affiliates’ therapeutic product development purposes (including use by Client or its Affiliates in conjunction with a third party collaboration for such purpose, where Client is financially at risk and meaningfully participating in the joint therapeutic product development project) and consistent with this Agreement. Permitted Uses include Client’s use of Licensed Data for Client to develop, train, improve, modify, and create derivative works of Client’s and its Affiliates’ machine learning/artificial intelligence (“AI/ML”) models solely for purposes of therapeutic product development (“Models”), Client’s development of embeddings data, training data, and test data for the Models (provided such data does not involve any impermissible use, reproduction, or retention of the Licensed Data), and Client’s use, deployment, commercialization or licensing of the Models, in all cases, subject to all terms and limitations of the Agreement. Notwithstanding anything to the contrary, Permitted Uses exclude any use of Licensed Data or Results (collectively, the “Permitted Uses Exclusions”):

i.

to design, develop, or produce any diagnostic product or service (including any algorithmic diagnostic product or service) other than companion diagnostic products or services for therapeutic products under development either by or on behalf of Client or its Affiliates or Client in collaboration with a third party,

ii.

in service of a third party collaboration where (a) the primary purpose of such collaboration is to provide access to, or Results from use of, Licensed Data, (b) Client charges a fee or requires any other exchange of value as consideration for access to Licensed Data, or (c) Licensed Data is used by or on behalf of a third party for purposes independent of or unrelated to (i) therapeutic product development purposes by Client, or (ii) a collaboration between a third party and Client on a joint therapeutic product development project, or

iii.	to provide services to a third party for its therapeutic product development, pursuant to an arrangement in which Client is compensated primarily on a fee-for-service or similar basis.

The Permitted Uses and Permitted Uses Exclusions will survive termination of the Agreement.

j.

“Reproduction” and variations thereof means any reproduction, display, disclosure, or publication of the Licensed Data other than in accordance with the Permitted Uses and all terms of the Agreement. Reproduction and variations thereof also include (i) any copies, excerpts, extracts, or mere translations of the Licensed Data, and (ii) data or information generated through use of a large language model or other AI/ML technology where the end result would allow a user to access or query the Licensed Data directly or would materially serve as a substitute for such access. For clarity, the immediately preceding sentence does not prohibit an Authorized User from accessing or querying downloaded copies of the Licensed Data in the Pathos Environment per Section 4(b) – (c).

k.

“Results” means analyses, summaries, reports, visualizations, information, data, applications, models, and software, excluding diagnostic products or services (including diagnostic software and algorithms) other than as expressly permitted under the definition of “Permitted Uses” above, created with or based on Licensed Data during the License Term, including improvements, enhancements modifications, and derivative works thereof, so long as such Results do not represent a Reproduction of the Licensed Data.

2.	License Grants.

a.

Licensed Data. Subject to the terms and conditions herein and the Master Agreement (including payment of all fees), Tempus grants Client a limited, non-exclusive, revocable, non-transferable, right and license, without right of sublicense, which may be exercised through Authorized Users, to download, store, copy, use, compile, display, and access the cohort of Licensed Data, or compilations based upon such Licensed Data, only for Permitted Uses during the License Term. Client will ensure that any reproduction, display, disclosure, or publication by Client of results obtained by Client from the use of Licensed Data (or the Licensed Data itself) will be subject to appropriate attribution to Tempus with respect to the use and involvement of the Licensed Data obtained from Tempus (or its licensors) and any mutually agreed proprietary rights and disclaimer language with respect to the Licensed Data.

b.

Analytical Services. To the extent documented in a fully executed agreement, Tempus will grant Client a limited, non-exclusive, irrevocable, transferable, perpetual license, with the right to sublicense, to use Analytical Services Results for any lawful purpose.

c.

End User Generated Results. To the extent Client creates End User Generated Results during the License Term, Client shall own such End User Generated Results and may continue using the End User Generated Results for Permitted Uses following the expiration or termination of the License Term, so long as such End User Generated Results do not reproduce the Licensed Data.

3.

Licensed Data Services. Tempus can provide certain Services to assist Client with using, accessing, and understanding the Licensed Data. Tempus will provide the Licensed Data Services described below in an amount (or for the duration) set forth in separate agreements executed by the parties (unless otherwise specified below):

a.

Technical Services. Technical Services help Client understand, access, and use the Licensed Data, including training, technical support, implementation guidance, and troubleshooting. Tempus will provide sufficient Technical Services during the Initial Term to enable Pathos to use and access Licensed Data.

b.

Analytical Services. Analytical Services help Client process, examine, analyze, summarize, visualize, and report on the Licensed Data. Tempus leverages its existing technology and know-how to provide Analytical Services to surface factual insights that already exist within the Licensed Data. TEMPUS WILL NOT PROVIDE ANALYTICAL SERVICES UNDER THIS AGREEMENT UNLESS AND UNTIL APPROVED BY TEMPUS IN A SEPARATE MUTUALLY AGREED UPON WORK ORDER.

c.

Strategic Collaboration Services. Strategic Collaboration Services are designed to combine the Licensed Data with each Party’s existing technology and know-how to identify new technologies, develop new products, and/or bring new products to market. Unlike Technical Services and Analytical Services, Strategic Collaboration Services must be subject to a separate agreement that sets forth, at a minimum, the Parties’ respective obligations, any fees associated with the Strategic Collaboration Services, and the Parties’ respective intellectual property rights regarding the results of the Strategic Collaboration Services. TEMPUS WILL NOT PROVIDE STRATEGIC COLLABORATION SERVICES UNDER THIS AGREEMENT UNLESS AND UNTIL APPROVED IN A SEPARATE MUTUALLY AGREED UPON WORK ORDER.

4.	Implementation of Licensed Data Terms.

a.

Pathos GCP Instance. Within 90 days of the Effective Date, the Parties establish a separate and dedicated instance of the Google Cloud Platform within Tempus’ secure environment (the “Pathos GCP Instance”) to enable Pathos to carry out the research activities described in this Exhibit. Tempus will control the Pathos GCP Instance, but Pathos will cover all associated costs of the GCP cloud repository for Pathos, [***]. Tempus will invoice Pathos for such costs annually in arrears based on [***]. Pursuant to Paragraph 3(a), Tempus will assist Pathos in setting up its own GCP repository and instance, [***].

b.

Pathos Right to Download De-Identified Records. Pathos will license Lens pursuant to a separate Subscription Agreement (see Exhibit 2, attached hereto). Pathos will use Lens to identify de-identified records that may be of interest to Pathos. Pathos will be permitted to download to the Pathos GCP Instance up to a maximum of [***] de-identified records at any one time. Pathos may not exceed [***] downloaded records at any one time. If Pathos wants to exceed [***] records, it must return an equal number of records so that the maximum number of records in the Pathos GCP Instance at any time does not exceed [***]. Upon request of files, Tempus will deliver the requested files within [***] business days.

The Parties Agree that Operational Readiness (as such term is defined in the First Amendment) of the Pathos GCP Instance has been achieved. Accordingly, as contemplated in the First Amendment, the number of de-identified records that Pathos is permitted to download at one time will revert to [***] within [***] days of the effective date of this Amended and Restated Master Agreement. In the event that the capabilities necessary for Operational Readiness become materially unavailable for a period of time, then the Parties may mutually agree (for which email by an authorized representative of each Party will suffice) to temporarily revert the maximum number of records that can be downloaded at one time to [***] records, but only until the Operational Readiness capabilities are restored.

c.

Evaluation Period for De-Identified Records. Pathos may download de-identified records to the Pathos GCP Instance for a period of [***] days from the date of download (the “Evaluation Period”). At the end of the [***]-day Evaluation Period, Pathos must either return the downloaded de-identified records to Tempus or license them pursuant to the terms and conditions set forth herein. In all instances, the License Term for use of the Downloaded Data will terminate upon any termination or expiration of the Agreement.

d.

Transfer of De-Identified Records. If Pathos elects to license the records, it will be permitted to transfer the files from the Pathos GCP Instance into its own cloud repository subject to (i) Tempus’ express written consent (such consent not to be unreasonably withheld), and (ii) the terms and conditions set forth herein. Pathos will indicate its interest to license the de-identified records by providing written notice to Tempus prior to the expiration of the Evaluation Period. Any de-identified record transferred to Pathos pursuant to this Section shall be considered Tempus Licensed Data.

e.

License Term for De-Identified Records. Pathos will be permitted to retain each de-identified record it elects to license until the later to occur of (i) [***] years, or (ii) the date on which the applicable de-identified record no longer has a regulatory use for a therapeutic in development (the “Licensed Record Term”). At the conclusion of the Licensed Record Term, Pathos will return or destroy the record and certify such return or destruction in writing.

f.

Maximum Number of De-Identified Records. During the Initial Term, Pathos will be entitled to license up to a maximum of [***] de-identified records in the aggregate. During the Renewal Term, if any, Pathos will be entitled to license an additional [***] patient records. Tempus, in its sole discretion, will determine whether Pathos will be permitted to exceed [***] licensed patient records in either the Initial Term or Renewal Term.

5.	Compensation.

a.	Per De-Identified Record Fee. For each Licensed Data record licensed pursuant to Sections 4(c)-(d) of this Exhibit, Client will pay Tempus an annual license fee that [***].

b.

Warrant to Acquire Interest in Pathos. Upon execution of the Agreement, Tempus received a warrant to acquire 23,456,790 shares of Pathos common stock at a per share price of $.0125. The warrant will exercise automatically immediately preceding a Change of Control or an Initial Public Offering. The Warrant Agreement attached to the Original Agreement is hereby incorporated by reference in its entirety into this Agreement.

6.	Use of Licensed Data. The following terms apply to all Licensed Data under this Agreement.

a.	Restrictions. Client agrees to the following terms on its behalf and on behalf of all Affiliates and Authorized Users:

i.

Client will implement rigorous data access controls for Authorized Users. Each Authorized User must acknowledge that the Authorized User has reviewed, understands, and will comply with the terms this Agreement.

ii.	Client is responsible for the acts and omissions of all Authorized Users.

iii.

Any reproduction, display, disclosure, or publication of Results obtained from the use of Licensed Data (or the Licensed Data itself) must include appropriate attribution to Tempus. Reproduction of Licensed Data requires Tempus’ prior written consent, which will not be unreasonably withheld.

iv.

Client will not re-identify the Licensed Data as to patient, provider, or practice and will ensure that the Licensed Data is not re-identified. Client will not, and will not permit any third party to, contact any individual whose information may be included in the Licensed Data.

v.	Client will maintain a reasonable internal governance procedure that prohibits and is designed to avoid unintentional or inadvertent re-identification.

vi.

Client will not remove or alter any notice of confidentiality, copyright, trademark, logo or other notice of ownership, origin, or confidentiality in any report, document, or copy of the Licensed Data.

vii.	Client will not access or use Licensed Data for any purpose not permitted by this Agreement.

viii.	Client will not re-sell or transfer Licensed Data (or access to Licensed Data) to any third party who is not an Authorized User without prior written permission from Tempus.

ix.	Any use of Licensed Data resulting in a cohort of fewer than fifteen (15) research subjects/patients per any three digit zip code range is not permitted.

x.	Client will act in an ethical and responsible manner when accessing and using Licensed Data.

xi.	Client agrees that Tempus does not endorse any academic, scientific, or public presentations, or abstracts, posters, or manuscripts, and Client will not attempt to indicate any such endorsement.

xii.

Client will comply with all applicable laws and industry-standard guidelines when carrying out activities under this Agreement, including securities laws, antitrust laws, HIPAA, the U.S. Food and Drug Administration (FDA) Guidance on Industry-Supported Scientific and Educational Activities, the Federal Food, Drug, and Cosmetic Act and associated regulations, federal and state anti-kickback laws and guidance, the Council of Medical Specialty Societies (CMSS) Code of Interactions with Companies, the American Medical Association Code of Medical Ethics and associated opinions, policies adopted by the FDA relating to industry-sponsored educational activities, the Accreditation Council for Continuing Medical Education (ACCME) Standards for Commercial Support, the Pharmaceutical Research and Manufacturers of America (PhRMA) Code on Interactions with Healthcare Professionals, and the ICMJE Recommendations for publication authorship.

xiii.	Client agrees to immediately return Licensed Data at the conclusion of the License Term or termination of the applicable Order Form or this Agreement, subject to the terms contained herein.

b.	Compliance.

i.

The funds provided under this Agreement are not being given in exchange for any explicit or implicit agreement to purchase, prescribe, recommend, influence or provide favorable formulary status for Client’s products. This Agreement is not for the purpose of promoting any product, service, or company. Client will not and will ensure that Client’s Affiliates and Authorized Users do not, offer any inducements to Tempus, any of its Affiliates, or any health care providers relating to this Agreement.

ii.

Tempus acknowledges that any direct or indirect Payments or Transfers of Value to Covered Recipients are subject to transparency reporting requirements, including disclosure on Client’s website. Tempus and Client will not, and Client will ensure that Client’s Affiliates do not, knowingly make any indirect or direct Payment or Transfer of Value to a Covered Recipient on behalf of Client in connection with this Agreement without the other Party’s consent and prior written approval. Client will report all Payments or Transfers of Value to U.S. Covered Recipients according to a centrally managed, pre-set rate structure based on a fair market value analysis conducted by Client and in accordance with applicable law. Tempus and Client agree that the license to Licensed Data or any other services or products described in agreements executed contemporaneously with this Agreement do not give rise to or constitute a Payment or Transfer of Value to a Covered Recipient.

iii.

Tempus and Client and their respective Affiliates, representatives, agents and employees will comply with the U.S. Foreign Corrupt Practices Act, as amended, the UK Bribery Act of 2010, and any other applicable anti-corruption laws for the prevention of fraud, racketeering, money laundering or terrorism, and will not knowingly take any action that will, or would reasonably be expected to, cause the other Party or its Affiliates to be in violation of any such laws or policies.

iv.

Neither Party has received or been offered any illegal or improper payment, bribe, kickback, gift, or other item of value from an employee or agent of the other Party in connection with this Agreement. The Parties intend for their relationship and interactions to comply with the following: (i) the federal anti-kickback statute (42 U.S.C. § 1320a-7b(b)) and the associated safe harbor regulations; and (ii) the limitation on certain physician referrals (Stark Law) (42 U.S.C. § 1395nn). Accordingly, no part of any remuneration provided under this Agreement or any other agreement between the Parties is a prohibited payment in exchange for recommending or arranging for the referral of business or the ordering of items or services, or otherwise intended to induce illegal referrals of business.

c.

Regulatory Filings. Client will have sole control over any regulatory filings with respect to results obtained from use of Licensed Data. Client may disclose limited portions of the Licensed Data to governmental authorities to the extent necessary to support such filings, if Client uses all reasonable efforts to protect the confidentiality of the Licensed Data, limit the risk of re-identification, and properly attribute Licensed Data to Tempus. Any disclosure beyond the limited disclosure described in this paragraph shall require Tempus’ prior written consent, which shall not be unreasonably withheld.

d.

Security Incident Reporting. Each Party agrees to notify the other Party promptly, but in no event later than ten (10) business days after becoming aware of the occurrence of: (i) a potential security breach involving Licensed Data; (ii) re-identification of any of the Licensed Data; (iii) a complaint related to a request for access to the Licensed Data; or (iv) any inquiry, investigation, audit, or government enforcement action related to the Licensed Data. If Client or any of Client’s Affiliates becomes legally compelled to disclose any Licensed Data then to the extent permitted by applicable law, Client will notify Tempus as soon as practical, but in any event within ten (10) business days of learning of such requirement, so that Tempus may seek a protective order or other appropriate remedy. If any of the events set out in this Section occurs, Client agree to cooperate and cause Client’s Affiliates to cooperate with Tempus and take any actions reasonably requested by Tempus to minimize the re-identification risk and potential damage resulting from the event.

e.

Non-Exclusivity. This is a non-exclusive agreement. Nothing in this Agreement will prevent Tempus from (a) making available to other clients the same or substantially similar services and licenses, or (b) making available to other Tempus clients custom data sets that are the same or similar to the Licensed Data, so long as none of the foregoing include use of Client’s Confidential Information. Client acknowledges that Tempus’ or Tempus licensees’ use of Licensed Data may result in the same or similar outcomes, conclusions, reports, and other results.

f.	NO OTHER REPRESENTATIONS OR WARRANTIES. EXCEPT AS EXPRESSLY PROVIDED:

i.

TEMPUS DISCLAIMS ANY AND ALL EXPRESS, IMPLIED, STATUTORY, AND OTHER WARRANTIES AND REPRESENTATIONS OF ANY KIND, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, QUIET ENJOYMENT, QUALITY OF INFORMATION, OR TITLE.

ii.

TEMPUS MAKES NO REPRESENTATIONS OR WARRANTIES ABOUT THE SUITABILITY OR ACCURACY OF ANY SERVICES, THE LICENSED DATA, OR ANY OTHER TEMPUS MATERIALS. TEMPUS USES DATA PROVIDED TO TEMPUS BY THIRD PARTIES THAT HAS BEEN DE-IDENTIFIED TO CREATE THE LICENSED DATA “AS IS” AND IS NOT RESPONSIBLE FOR THE ACCURACY, COMPLETENESS, AND/OR INTEGRITY OF SUCH DATA. TEMPUS DISCLAIMS ANY LIABILITY RESULTING FROM ANY SUCH ISSUES RELATING TO SUCH DATA. TEMPUS HAS NO LIABILITY FOR CLINICAL, OPERATIONAL, BUSINESS, OR ANY OTHER DECISIONS MADE BY YOU, YOUR AFFILIATES, OR AUTHORIZED USERS BASED ON THE LICENSED DATA.

iii.	ALL TECHNOLOGY, RIGHTS AND SERVICES ARE LICENSED AND OTHERWISE PROVIDED “AS IS,” “WHERE-IS,” AND “WITH ALL FAULTS.”

Exhibit 2

Lens Subscription Agreement

This Subscription Agreement (the “Subscription Agreement”) is entered into by and between Tempus AI, Inc. (“Tempus”) and Pathos AI, Inc. (“Client”), incorporates by reference the Lens Terms of Use (accessible via Lens), and is subject to that Master Agreement entered into between the Parties.

1.	Software and Accounts.

a.

Software. The “Software” is Tempus’ LENS software, an online application that permits the viewing and analysis of clinical, molecular, and other health data (collectively “Data”) maintained by Tempus. The Software provides a view of health information that does not include the 18 identifiers listed in the Safe Harbor method for de-identification set forth in 45 C.F.R. § 164.514(b)(2)(i). The features, functionality, user interface, look-and-feel, and other aspects of the Software may change from time to time in Tempus’ sole discretion, provided that Tempus will provide Client with the most recent version of the Software so long as Client remains current on the Subscription Fee.

b.

Provision of LENS. Tempus will make the Software available to Client pursuant to this Subscription Agreement. Client may provide Software access to up to [***] named employees or contractors of Client or its affiliates, and Client will notify Tempus which such individuals should be granted access to the Software (each, a “User”). Client will also provide Tempus with contact information for one or more authorized representatives to manage all available access limitations. Tempus will rely on Client and/or its authorized representative to manage its LENS permissions. Each User must keep their account credentials for the Software confidential. Client is responsible for all acts and omissions of its Users.

2.

Subscription Fee. Pathos will pay Tempus $400,000 per year for the duration of the Term. Tempus will issue the first invoice as of the Effective Date and subsequent invoices annually through the fourth anniversary of the Effective Date. The total Subscription Fee will be $2 million during the initial Term, and shall continue at the same rate if the Master Agreement is extended for another 5 years.

3.

Term and Termination. The Term of the Master Agreement is incorporated by reference. In addition, Client’s license to use the Software will terminate as of the termination date. In addition, Tempus may suspend Client’s access to the Software without liability, if (a) Client or any User breaches this Subscription Agreement, (b) Tempus has reason to believe that Client or any person or entity accessing the Software through Client is abusing the Software or is using it unlawfully or in a manner that threatens the security or integrity of the Software.

4.	Optional Structured Data Services for Healthcare Providers.

a.

Data Updates. The health data made available to Client through the Software may include the health records of patients who received care or participated in research through Client and/or its affiliates. Some patients may have received next-generation sequencing through Tempus. Client may provide Tempus with updated medical records from such patients or records of other patients who received sequencing or other testing from laboratories other than Tempus (collectively, “Data Updates”), to improve the view of the health data available to Client through the Software.

b.

Description of Data Structuring Services. If Client provides Data Updates to Tempus, Tempus will extract data elements from the records, organize those data elements into a structured format, and make the structured data available through the Software. Tempus will treat all protected health information received under this Section 4 in accordance with the terms of the BAA. Client retains ownership of any protected health information provided to Tempus hereunder.

5.

Client Policies. Client agrees that it is solely responsible for complying with all of it and its affiliates’ policies, rules, guidelines, and similar requirements, including requirements that govern patient consent and the collection, processing, transfer, analysis, use, and storage of protected health information (“Client Policies”). Client will only provide data to Tempus, and use the data accessible through the Software, to the extent such transfer and use, as well as Tempus’ use of the data in accordance with this Subscription Agreement, complies with Client Policies. Tempus disclaims any responsibility and liability for any breach of Client Policies.

6.

Data Use. Through its use of the Software, Client and its Users may have access to de-identified data from Tempus’ database that does not originate from Client (the “Licensed Data”). With respect to the Licensed Data, Client agrees to the Licensed Data Terms set forth in Exhibit 1 on behalf itself and all Users.

7.	Additional Terms.

a.	No orders required. Client and its ordering clinicians are under no obligation to recommend, order, or otherwise refer Tempus tests or services in order to have access to the Software.

b.

Assignment. This Subscription Agreement is binding upon, and will inure to the benefit of, the successors and permitted assigns of the Parties. Either Party may assign its rights and responsibilities under this Subscription Agreement to any of its affiliates or in connection with a merger, acquisition, corporate reorganization or sale of all or substantially all of its assets, provided that the assignee agrees in writing to be bound by the terms of this Agreement, and also provided that Client may not assign this Agreement if the assignee is a Top 20 pharmaceutical company based on annual revenue for the trailing 12 months prior to assignment without the prior written consent of Tempus, not to be unreasonably withheld.

Exhibit 3

Warrant Agreement

[attached]

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 UNDER THE ACT.

PATHOS AI, INC.

WARRANT TO PURCHASE COMMON STOCK

August 19, 2021

THIS CERTIFIES THAT, for value received, TEMPUS LABS, INC., a Delaware corporation with a principal office at the address set forth on the signature page hereto, or such person’s or entity’s assigns (the “Holder”), is entitled to subscribe for and purchase from PATHOS AI, INC., a Delaware corporation (the “Company”), the Exercise Shares at the Exercise Price (each subject to adjustment as provided herein).

1. DEFINITIONS. As used herein, the following terms shall have the following respective meanings:

(a) “Aggregate Exercise Price” shall mean the aggregate Exercise Price payable in connection with the exercise in full of this Warrant.

(b) “Change of Control” shall mean (i) any consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, other than any such consolidation, merger or reorganization in which the stockholders of the Company immediately prior to such consolidation, merger or reorganization, continue to hold at least a majority of the voting power of the surviving entity in substantially the same proportions (or, if the surviving entity is a wholly owned subsidiary, its parent) immediately after such consolidation, merger or reorganization; (ii) any transaction or series of related transactions to which the Company is a party in which the stockholders of the Company transfer shares in excess of fifty percent (50%) of the Company’s then-outstanding combined voting power; provided that a Change of Control shall not include any transaction or series of transactions principally for bona fide equity financing purposes in which cash is received by the Company or any successor or indebtedness of the Company is cancelled or converted or a combination thereof; or (iii) a sale, lease, exclusive license or other disposition of all or substantially all of the assets of the Company.

(c) “Exercise Period” shall mean the period commencing on the date hereof and ending on the 20-year anniversary of the date of this Warrant, unless sooner terminated as provided below; provided, that if such period is determined or held to be invalid, illegal or unenforceable in any jurisdiction, it will be construed by limiting and reducing it, so as to be valid, legal and enforceable to the extent compatible with then-applicable law.

(d) “Exercise Price” shall mean $0.0125 per Exercise Share, subject to adjustment as set forth herein.

(e) “Exercise Shares” shall mean 23,456,790 shares of the Company’s Common Stock, par value $0.0001 per share, issuable upon exercise of this Warrant, subject to adjustment as set forth herein.

(f) “IPO” shall mean an initial public offering of securities of the Company registered under the Act.

2. EXERCISE OF WARRANT.

2.1 Exercise. The rights represented by this Warrant may be exercised in whole but not in part (i) during the ten (10) day period immediately prior to the end of the Exercise Period or (ii) automatically pursuant to Section 7.1 hereof, by delivery of the following to the Company at its address set forth on the signature page hereto (or at such other address as it may designate by notice in writing to the Holder):

(a) an executed Notice of Exercise in the form attached hereto as EXHIBIT A;

(b) payment of the Exercise Price in cash or by check or wire transfer; and

(c) this Warrant.

2.2 Mechanics of Exercise. Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Exercise Shares so purchased, registered in the name of the Holder or persons affiliated with the Holder, if the Holder so designates, shall be issued and delivered to the Holder within a reasonable time after the rights represented by this Warrant shall have been so exercised. The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

3. COVENANTS OF THE COMPANY.

3.1 Covenants as to Exercise Shares. The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants and agrees that the Company will at all times during the Exercise Period have authorized and reserved a sufficient number of shares of the series of equity securities comprising the Exercise Shares to provide for the exercise of the rights represented by this Warrant. The issuance of the Exercise Shares will not be subject to any preemptive rights that have not been properly complied with.

3.2 Notices of Record Date. In the event of any taking by the Company of a record of the holders of any class and/or series of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, the Company shall mail to the Holder, at least ten days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

4. REPRESENTATIONS OF HOLDER.

4.1 Acquisition of Warrant for Personal Account. The Holder represents and warrants that it is acquiring this Warrant and the Exercise Shares solely for its account for investment and not with a view to or for sale or distribution of said Warrant or Exercise Shares or any part thereof. The Holder also represents that the entire legal and beneficial interests of this Warrant and Exercise Shares the Holder is acquiring is being acquired for, and will be held for, its account only.

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4.2 Securities Are Not Registered.

(a) The Holder understands that this Warrant and the Exercise Shares have not been registered under the Securities Act of 1933, as amended (the “Act”) on the basis that no distribution or public offering of the stock of the Company is to be effected. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. The Holder has no such present intention.

(b) The Holder recognizes that this Warrant and the Exercise Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. The Holder recognizes that the Company has no obligation to register this Warrant or the Exercise Shares of the Company, or to comply with any exemption from such registration.

(c) The Holder is aware that neither this Warrant nor the Exercise Shares may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations. Holder is aware that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company presently has no plans to satisfy these conditions in the foreseeable future.

4.3 Disposition of Warrant and Exercise Shares.

(a) The Holder further agrees not to make any disposition of all or any part of this Warrant or Exercise Shares in any event unless and until:

(i) The Company shall have received a letter secured by the Holder from the Securities and Exchange Commission stating that no action will be recommended to the Commission with respect to the proposed disposition;

(ii) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

(iii) The Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, the Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, for the Holder to the effect that such disposition will not require registration of such Warrant or Exercise Shares under the Act or any applicable state securities laws. The Company agrees that it will not require an opinion of counsel with respect to transactions under Rule 144 of the Act, except in unusual circumstances, and will not require an opinion of counsel with respect to any transfer to an affiliate of Holder.

(b) The Holder understands and agrees that all certificates evidencing the shares to be issued to the Holder may bear the following legend:

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THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 UNDER THE ACT.

4.4 Accredited Investor Status. The Holder is an “accredited investor” as defined in Regulation D promulgated under the Act.

5. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF EXERCISE SHARES.

5.1 Changes in Securities. In the event of changes in the series of equity securities of the Company comprising the Exercise Shares by reason of stock dividends, splits, recapitalizations, reclassifications, combinations or exchanges of such shares of equity securities, the number and class and/or series of Exercise Shares available under this Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of this Warrant, on exercise for the same Aggregate Exercise Price, the total number and class and/or series of shares as the Holder would have owned had this Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment. The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant.

5.2 Organic Changes. In the event of, at any time during the Exercise Period, any capital reorganization of the capital stock of the Company (other than (a) a change in par value or from par value to no par value or no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares, or (b) a Change in Control) (an “Organic Change”), then, as a condition of such Organic Change, lawful and adequate provisions shall be made by the Company whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the Exercise Shares of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Exercise Shares equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, and the Exercise Price shall be appropriately adjusted so that the Aggregate Exercise Price after such Organic Change shall be equal to the Aggregate Exercise Price immediately prior to such Organic Change.

6. FRACTIONAL SHARES. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) to be issued upon exercise of this Warrant shall be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of one Exercise Share by such fraction.

7. AUTOMATIC EXERCISE UPON IPO OR CHANGE OF CONTROL; EARLY TERMINATION.

7.1 Automatic Exercise; Early Termination. In the event of an IPO or a Change of Control at any time during the Exercise Period, the Company shall provide to the Holder ten (10) days advance written notice of such IPO or Change of Control. Notwithstanding anything in this Warrant to the contrary, in the event of an IPO or a Change of Control and the fair market value of one Exercise Share

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would be greater than the Exercise Price in effect on such date immediately prior to such IPO or Change of Control, then this Warrant shall automatically be deemed to be exercised pursuant to Section 2.1 above effective immediately prior to and contingent upon the consummation of such IPO or Change of Control. In the event of an IPO or a Change of Control where the fair market value of one Exercise Share would be less than the Exercise Price in effect immediately prior to such IPO or Change of Control, then this Warrant will terminate immediately prior to the consummation of such IPO or Change of Control.

7.2 Voluntary Cancellation. Notwithstanding anything in this Warrant to the contrary, the Company hereby agrees and acknowledges that this Warrant may be cancelled and terminated for no consideration at any time prior to the end of the Exercise Period by delivery of written notice by the Holder to the Company.

8. MARKET STAND-OFF AGREEMENT. Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the registration by the Company of shares of its Common Stock or any other equity securities under the Securities Act on a registration statement on Form S-1, and ending on the date specified by the Company (as determined by the holders of capital stock of the Company representing a majority of the voting power of all then-outstanding shares of capital stock of the Company) and the managing underwriter (which period may exceed 180 days in the case of the IPO), (a) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right, or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock held immediately before the effective date of the registration statement for such offering, or (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (a) or (b) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise. The foregoing provisions of this Section 8 shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement and shall be applicable to the Holders only if all executive officers and directors of the Company are subject to the same restrictions. The underwriters in connection with such registration are intended third-party beneficiaries of this Section 8 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with this Section 8 or that are necessary to give further effect thereto.

9. NO STOCKHOLDER RIGHTS. This Warrant in and of itself shall not entitle the Holder to vote or receive dividends or other distributions with respect to, or be deemed the holder of, the Exercise Shares or any other securities of the Company that may at any time be issuable upon the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any other matter submitted to the stockholders of the Company at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance or reclassification of equity securities, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive purchase or subscription rights or otherwise, until the Warrant shall have been exercised as provided herein. For clarity, this Section 9 shall be construed as limiting the rights of the Holder only with respect to the Warrant, the Exercise Shares and other securities of the Company that may at any time be issuable upon the exercise hereof for any purpose, and shall not be construed as limiting the rights of the Holder with respect to any other securities of the Company.

10. TRANSFER OF WARRANT. This Warrant is not transferable, in whole or in part, by the Holder without the prior written consent of the Company, and any attempted assignment without such consent shall be void. A change in control of the Holder, for example by merger, sale of stock or sale of

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assets, shall not be deemed to be an assignment under this Warrant. Subject to the foregoing restrictions, applicable laws and the restriction on transfer set forth on the first page of this Warrant, in connection with any transfer of this Warrant, the Holder shall deliver this Warrant and the form of assignment attached hereto as EXHIBIT B to the Company, and the transferee shall sign an investment representation letter in form and substance satisfactory to the Company.

11. AGREEMENT TO BECOME PARTY TO ADDITIONAL AGREEMENTS. As a condition to the issuance of the Exercise Shares upon exercise of this Warrant, at the request of the Company, Holder shall execute and deliver any applicable securityholders’ agreement, investor rights agreement, voting agreement, drag along agreement, right of first refusal and co-sale agreement or similar agreement (or a joinder to any existing agreement) that the Company and/or the holders of its securities may enter into or that otherwise that may be in effect from time to time (and which may contain, among other provisions, additional restrictions on transfer).

12. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

13. CUMULATIVE REMEDIES. The rights and remedies provided in this Warrant are cumulative and are not exclusive of, and are in addition to and not in substitution for, any other rights or remedies available at law, in equity or otherwise.

14. EQUITABLE RELIEF. Each of the Company and the Holder acknowledges that a breach or threatened breach by such party of any of its obligations under this Warrant would give rise to irreparable harm to the other party hereto for which monetary damages would not be an adequate remedy and hereby agrees that in the event of a breach or a threatened breach by such party of any such obligations, the other party hereto shall, in addition to any and all other rights and remedies that may be available to it in respect of such breach, be entitled to equitable relief, including a restraining order, an injunction, specific performance and any other relief that may be available from a court of competent jurisdiction.

15. NOTICES, ETC. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by electronic transmission or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to each of the Company and the Holder at the address listed on their respective signature pages hereto or at such other address as the Company or Holder may designate by ten days’ advance written notice to the other party.

16. SUCCESSOR AND ASSIGNS. This Warrant and the rights evidenced hereby shall be binding upon and shall inure to the benefit of the parties hereto and the successors of the Company and the successors and permitted assigns of the Holder. Such successors and/or permitted assigns of the Holder shall be deemed to be a Holder for all purposes hereunder.

17. NO THIRD-PARTY BENEFICIARIES. This Warrant is for the sole benefit of the Company and the Holder and their respective successors and, in the case of the Holder, permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Warrant.

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18. HEADINGS. The headings in this Warrant are for reference only and shall not affect the interpretation of this Warrant.

19. AMENDMENT AND MODIFICATION; WAIVER. Except as otherwise provided herein, this Warrant may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by the Company or the Holder of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Warrant shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

20. SEVERABILITY. If any term or provision of this Warrant is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Warrant or invalidate or render unenforceable such term or provision in any other jurisdiction.

21. ACCEPTANCE. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

22. GOVERNING LAW. This Warrant and all rights, obligations and liabilities hereunder shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents, made and to be performed entirely within the State of Delaware without giving effect to conflicts of laws principles.

23. COUNTERPARTS. This Warrant may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered will be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have caused this Warrant to be executed as of the date first written above.

PATHOS AI, INC.

By:	/s/ Mike Mauceri
Name:	Mike Mauceri
Title:	Acting CFO

Address:

c/o The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801

TEMPUS LABS, INC.

By:	/s/ Jim Rogers
Name:	Jim Rogers
Title:	Chief Financial Officer

Address:

600 West Chicago Ave.
Suite 510
Chicago, Illinois 60654

EXHIBIT A

NOTICE OF EXERCISE

TO: PATHOS AI, INC.

(1) The undersigned hereby elects to purchase       shares of Common Stock (the “Exercise Shares”) of Pathos AI, Inc. (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Please issue a certificate or certificates representing said Exercise Shares, if applicable, in the name of the undersigned or in such other name as is specified below:

(Name)

(3) The undersigned represents that (i) the aforesaid Exercise Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares; (ii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (iv) the undersigned understands that Exercise Shares issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the “Act”), by reason of a specific exemption from the registration provisions of the Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Act, they must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid Exercise Shares may not be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that the conditions for use of the Rule may include the availability of current information to the public about the Company and the Company has not made such information available and has no present plans to do so; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Exercise Shares unless and until there is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or, if reasonably requested by the Company, the undersigned has provided the Company with an opinion of counsel satisfactory to the Company, stating that such registration is not required, subject to any exceptions set forth in the attached Warrant.

(4) The undersigned acknowledges and agrees that, if requested by the Company, the undersigned shall execute and deliver any applicable securityholders’ agreement, investor rights agreement, voting agreement, drag along agreement, right of first refusal and co-sale agreement or similar agreement (or a joinder to any existing agreement) that the Company and/or the holders of its securities may enter into or that otherwise that may be in effect from time to time (and which may contain, among other provisions, additional restrictions on transfer).

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(Date)	(Signature)

(Print name)

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EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information.

Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:

(Please Print)

Address:

(Please Print)

E-Mail:

(Please Print)
Assignee’s
Signature:

Dated: , 20

Holder’s
Name:

Holder’s
Signature:

Holder’s
Address:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of this Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

NOTE: As a condition to the assignment of this Warrant, if requested by the Company, the assignee of this Warrant shall execute and deliver any applicable securityholders’ agreement, investor rights agreement, voting agreement, drag along agreement, right of first refusal and co-sale agreement or similar agreement (or a joinder to any existing agreement) that the Company and/or the holders of its securities may enter into or that otherwise that may be in effect from time to time (and which may contain, among other provisions, additional restrictions on transfer).

NOTE: THE ASSIGNEE OF THIS WARRANT AGREES TO BE BOUND BY ALL THE TERMS AND OBLIGATIONS OF THIS WARRANT AS IF ASSIGNEE WERE THE ORIGINAL HOLDER PARTY THERETO.

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